UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 25, 2019

Entegra Financial Corp.

(Exact name of registrant as specified in its charter)

North Carolina	001-35302	45-2460660
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 One Center Court, Franklin, North Carolina 28734

(Address of principal executive offices) (Zip Code)

(828) 524-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition

On April 25, 2019, Entegra Financial Corp. (the “Registrant”), the holding company for Entegra Bank, issued a press release announcing its financial results as of and for the three months ended March 31, 2019.

A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Item 2.02 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.
The following exhibits are filed herewith:

Item	Description

99.1	Press Release dated April 25, 2019 (furnished pursuant to Item 2.02).

Disclosures about Forward-Looking Statements

The discussions included in this Current Report on Form 8-K and its exhibits may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” and “estimate,” and similar expressions, are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking, including statements about the benefits to Registrant of the proposed merger (the “Merger”) with First Citizens BancShares, Inc. (“First Citizens”), Registrant’s future financial and operating results and its plans, objectives, and intentions. All forward-looking statements are subject to risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of Registrant to differ materially from any results, performance, or achievements expressed or implied by such forward-looking statements. Such risks, uncertainties, and other factors include, among others, (1) disruption from the proposed Merger, or recently completed mergers, with customer, supplier, or employee relationships, (2) uncertainties as to the timing of the Merger, (3) the risk that the proposed transactions may not be completed in a timely manner or at all, (4) the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement with First Citizens, including under circumstances that would require Registrant to pay a termination fee, (5) the failure to obtain necessary shareholder or regulatory approvals for the Merger, (6) the possibility that the amount of the costs, fees, expenses, and charges related to the merger may be greater than anticipated, including as a result of unexpected or unknown factors, events, or liabilities, (7) the failure of the conditions to the Merger to be satisfied, (8) reputational risk and the reaction of the parties’ customers to the merger, (9) the risk of potential litigation or regulatory action related to the merger, and (10) general competitive, economic, political, and market conditions. Additional factors which could affect the forward-looking statements can be found in Registrant’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, in each case filed with the Securities and Exchange Commission (the “SEC”) and available on the SEC’s website at http://www.sec.gov. Except as may be required by applicable law, Registrant disclaims any obligation to update or revise any forward-looking statements contained in this communication, which speak only as of the date hereof, whether as a result of new information, future events, or otherwise.

Additional Information about the Proposed Transaction and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Registrant by First Citizens. In connection with the proposed transaction, Registrant intends to file with the SEC and furnish to its stockholders a proxy statement and other relevant documents which will be mailed or otherwise disseminated to its stockholders when it becomes available. BEFORE MAKING ANY VOTING DECISION, REGISTRANT’S SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) CAREFULLY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Investors and security holders may also want to review and consider each of Registrant’s public filings with the SEC, including but not limited to its Annual Reports on Form 10-K, its prior proxy statements, its Current Reports on Form 8-K, and its Quarterly Reports on Form 10-Q.

The documents filed by Registrant with the SEC may be obtained free of charge at Registrant’s Investor Relations website at www.snl.com/IRW/CorporateProfile/4290505 under the heading “SEC Filings.” The documents filed by Registrant with the SEC can also be found at the SEC’s website at www.sec.gov. The Registrant documents may be obtained free of charge from Registrant by requesting them in writing to Entegra Financial Corp., 14 One Center Court, Franklin, North Carolina 28734, or by telephone at (828) 524-7000.

Participants in the Solicitation

Registrant and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from Registrant shareholders in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of Registrant may be found in the definitive proxy statement for Registrant’s 2018 annual meeting of shareholders, filed by Registrant with the SEC on April 2, 2018. Additional information regarding the interests of these participants will also be included in the proxy statement regarding the proposed transaction when it becomes available. Free copies of these documents may be obtained as described in the paragraph above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTEGRA FINANCIAL CORP.

Date: April 25, 2019	By:	/s/ David A. Bright
David A. Bright
Chief Financial Officer